CONSENT AND AMENDMENT NO. 11
                 Dated as of September 6, 1995
                           to
             RESTATED AND AMENDED CREDIT AGREEMENT
                   Dated as of July 27, 1992

     This Consent and Amendment No. 11 ("Amendment") dated as of September 6, 1995 is entered into between RHI Holdings, Inc., a Delaware corporation ("RHI") and Citicorp North America, Inc., as the sole "Senior Lender" (as defined in the Credit Agreement identified below) of RHI. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                     PRELIMINARY STATEMENT:

     RHI, certain Affiliates of RHI as Borrowers, certain financial institutions as Senior Lenders, the Agents, and the Administrative Agent are parties to that certain Restated and Amended Credit Agreement dated as of July 27, 1992, as amended (the "Credit Agreement").

     RHI has notified the Administrative Agent, pursuant to
Section 4.03(a) of the Credit Agreement, of its intention to reduce the Facility A Commitments to $4,250,000 and, in connection therewith, has requested (i) that the Credit Agreement be amended in certain respects as more particularly described in its letter dated August 30, 1995, a copy of which is attached hereto as Exhibit A, and (ii) that the sole Senior Lender of RHI consent to the release of the Liens in favor of the Administrative Agent against capital stock of Banner Aerospace, Inc. securing the Obligations of RHI under Facility A and termination of the Special Increase II Pledge Agreement concurrently with RHI's providing cash collateral for the Facility Outstandings for Facility A in an amount equal to one hundred five percent (105%) thereof.

     Subject to the terms and conditions stated herein, RHI and the sole Senior Lender of RHI have agreed to further amend the Credit Agreement as set forth in Section 1.

     SECTION 1. Amendments to the Credit Agreement. Effective as of September 6, 1995, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit
Agreement is hereby amended as follows:

     1.1  Section 1.01 is amended:

(i) to delete the definition of "Facility A Cash Collateral
Amount" in its entirety and substitute therefor the following:

     "Facility A Cash Collateral Amount" shall mean one hundred and five percent (105%) of the Facility Outstandings for Facility
A."

(ii) to delete the definition of "Facility A Collateral Loan
Value" in its entirety,

(iii) for purposes of determining the Facility A Commitment of each of the Facility A Lenders and the Facility A Commitments, to delete clause (ii) of the definition of "Facility Commitment" in its entirety and substitute the following therefor:

     (ii) with respect to Facility A and each Facility A Lender, the amount set forth below such Facility A Senior Lender's name under the heading 'Facility A Commitment' on the signature page of Consent and Amendment No. 11 to this Agreement, or, as the case may be, on the signature pages of the Assignment Agreement pursuant to which such Facility A Senior Lender became a Facility A Senior Lender hereunder in accordance with the provisions of
Section 16.02, as such amount may be reduced or increased (whether temporarily or permanently) from time to time pursuant to the terms of this Agreement, including any reduction resulting from the assignment of all or a portion of such Facility A Senior Lender's Facility A Commitment in accordance with Section 16.02.

and to delete clause (iii) of the definition of "Facility
Commitments" in its entirety and substitute the following therefor:

     (iii) at any time, with respect to Facility A, the lesser of
(a) $4,250,000 and (b) the amount of cash collateral then on deposit with the Administrative Agent as described in Section
4.02(d)

and (iv) to delete the reference to "Facility A      $5,000,000"
in the definition of "L/C Subfacility" and substitute therefor a
reference to "Facility A    $4,250,000".


     1.2 Section 3.05(b) is amended to add the following provision at the end thereof:

     Notwithstanding the foregoing, Revolving Credit Loans made under Facility A shall not be subject to the limitations set forth in the immediately preceding sentence.

     1.3 Section 3.06 is amended to delete the first sentence thereof in its entirety and substitute the following therefor:

     The Revolving Credit Loans made under Facility A are evidenced by Amended and Restated Series A Revolving Credit Notes in a maximum aggregate principal amount of $4,250,000.

     1.4 Section 4.01 is amended to delete the provisions of clause (d) thereof in their entirety.

     1.5 Section 4.02(d) is amended to delete the first sentence thereof in its entirety and to substitute the following therefor:

     The Facility A Borrower shall maintain, at all times, a deposit of cash collateral with the Administrative Agent in an amount equal to at least the Facility A Cash Collateral Amount subject to an agreement in the form attached to Consent and Amendment No. 11 to this Agreement as Exhibit B thereto.

     1.6  Section 4.04 is amended to delete the phrase
"$5,000,000 with respect to the Facility A Borrower" from subsection (b) thereof in its entirety and substitute the following therefor:

     $4,250,000 with respect to the Facility A Borrower

and to add the following provision at the end of such Section:

     (e)  Notwithstanding the foregoing, no Temporary Subfacility
Reserves shall be effected against the Facility A Commitments.

     1.7 Article IV is amended to add the following provision at the end thereof:

     SECTION 4.07 Required Additional Cash Collateral. RHI shall, at all times when the principal amount of its Obligations exceeds $4,250,000 due to Interest Rate Exposure or Foreign Exchange Exposure, maintain a deposit of cash collateral with the Administrative Agent (in addition to cash collateral required under Section 4.02(d)) as part of the Collateral securing its Obligations in an amount equal to the amount by which its Obligations exceed $4,250,000.

     1.8 Section 9.01 is amended to delete any requirement under clause (a) thereof for monthly financial statements to be delivered by RHI.

     1.9 Section 9.05 is amended to add the following provision at the end thereof:

     Notwithstanding the foregoing, RHI shall only be required to deliver such profit/loss and investment schedule quarterly within fifty-five (55) days after the end of each fiscal quarter in each Fiscal Year of RHI.

     1.10 Section 11.14 is amended to delete the reference to $1,250,000 in clause (a) (i) thereof in its entirety and substitute therefor a reference to $2,000,000.

     SECTION 2. Consent. The undersigned Senior Lender of RHI hereby consents to the release of the Liens of the Administrative
Agent under the Special Increase II Pledge Agreement and termination of such Special Increase II Pledge Agreement concurrently with this Amendment becoming effective.

     SECTION 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of September 5, 1995 if, and only if, the Administrative Agent shall have received (i) on or before September 5, 1995, a facsimile or original executed copy of this Amendment, a Pledge Agreement in the form attached as Exhibit B, and a Note Modification Agreement in the form attached as Exhibit C executed by RHI and (ii) on or before September 6, 1995, a deposit to Account No. 40639167 at Citibank, N.A. at its office at 399 Park Avenue, New York, New York in the amount of $3,917,500 in addition to other amounts heretofore deposited thereto.

     SECTION 4. Representations and Warranties. RHI hereby represents and warrants as follows:

     4.1 This Amendment and the Credit Agreement as previously executed and amended and as amended hereby constitute legal, valid and binding obligations of RHI and are enforceable against RHI in accordance with their terms.

     4.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

     4.3 Upon the effectiveness of this Amendment, RHI hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

     SECTION 5.  Reference to and Effect on the Credit Agreement.

     5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     5.2 Except as specifically amended above or in the note modification agreement referenced in Section 3 above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York.

     SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


RHI HOLDINGS, INC.                 CITICORP NORTH AMERICA, INC.

By:  Karen L. Schneckenburger      By:  Colin M. Cohen
Title:  Treasurer                  Title:  Managing Director


                                   Facility A Commitment:

                                   $4,250,000

                                    EXHIBIT A
                         to Consent and Amendment No. 11
                         Dated as of September 6, 1995

                       RHI AMENDMENT AND CONSENT REQUEST

                                     Attached

                                     EXHIBIT B
                         to Consent and Amendment No. 11
                          Dated as of September 6, 1995

                            FORM OF PLEDGE AGREEMENT

                                     Attached

                                    EXHIBIT C
                         to Consent and Amendment No. 11
                             Dated as of September 6, 1995

                      FORM OF NOTE MODIFICATION AGREEMENT

                                  Attached